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                                                                     EXHIBIT 3.1

                              AMENDED AND RESTATED

                            CERTIFICATE OF FORMATION

                                       OF

                  CALPINE CONSTRUCTION FINANCE COMPANY II, LLC

         Calpine Construction Finance Company II, LLC, a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware (the "Company") does hereby certify:

         FIRST: The name of the limited liability company is Calpine Construction Finance Company II, LLC.

         SECOND: The original Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 31, 2000.

         THIRD: The Amended and Restated Certificate of Formation of the Company, in the form attached hereto has been duly adopted in accordance with the provisions of Section 18-208 of the Limited Liability Company Act of the State of Delaware and is hereby incorporated herein by this reference.

The undersigned has executed this Amended and Restated Certificate of Formation of the Company on this 5th day of February, 2004.

                                                    /s/ Gustavo Grunbaum
                                                    ----------------------------
                                                    Gustavo Grunbaum
                                                    Assistant Secretary

                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 02:26 PM 02/05/2004
                                                     FILED 02:31 PM 02/05/2004
                                                   SRV 040080866 - 3282581 FILE

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                              AMENDED AND RESTATED
                            CERTIFICATE OF FORMATION
                                       OF
                         CALPINE GENERATING COMPANY, LLC

1.       The name of the limited liability company is Calpine Generating
         Company, LLC.

2. The address of the registered office and the name and address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Rd., Suite 400, County of New Castle, Wilmington, DE 19808.

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